INVESCO COMBINATION STOCK & BOND FUNDS, INC.

                          INSTITUTIONAL CLASS SHARES OF
                              INVESCO BALANCED FUND


      Supplement dated June 12, 2003 to Prospectus dated September 30, 2002

Effective July 1, 2003, A I M Distributors, Inc. (the "distributor") will be the Fund's distributor and will be responsible for the sale of the Fund's shares. All references in this Prospectus shall refer to A I M Distributors, Inc. after that date. The distributor's address is: A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

INVESCO and the distributor are subsidiaries of AMVESCAP PLC.

The Board of Directors of INVESCO Balanced Fund ("Seller") unanimously approved, on June 9, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which INVESCO Balanced Fund ("Selling Fund"), would transfer all of its assets to INVESCO Total Return Fund ("Buying Fund"), both of which are series of INVESCO Combination Stock & Bond Funds, Inc. (the "Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

INVESCO Funds Group, Inc. ("INVESCO") serves as the investment advisor to both Selling Fund and Buying Fund. The investment advisor is a wholly owned subsidiary of AMVESCAP PLC ("AMVESCAP"), an independent global investment management company. The Reorganization is part of an integration initiative announced on March 27, 2003, by AMVESCAP, with respect to its North American mutual fund operations.

One component of AMVESCAP's integration initiative is the rationalization and streamlining of various funds within the INVESCO Family of Funds. In that regard, AMVESCAP has undertaken an extensive review of these funds and concluded that it would be appropriate to reduce the number of smaller and less efficient funds that compete in the same space for shareholder assets and to consolidate certain funds having similar investment objectives and strategies. Reducing the number of funds within the INVESCO Family of Funds will allow INVESCO to concentrate on managing its core products.

In AMVESCAP's view, INVESCO has best developed the expertise and resources for managing funds with an investment objective and strategies similar to those of Selling Fund and should therefore manage the combined fund. AMVESCAP's belief is that the Reorganization will allow Buying Fund the best available opportunities for investment management, growth prospects and potential economies of scale.

The Board of Directors of Seller (the "Board"), including the independent directors, has determined that the Reorganization is advisable and in the best

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interests of Selling Fund and that the interests of the shareholders of Selling
Fund will not be diluted as a result of the Reorganization.

The investment objectives of Selling Fund and Buying Fund are the same. Selling Fund's investment objective is high total return through both growth and current income. Buying Fund's investment objective is high total return through both growth and current income.

The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around September 25, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

Effective on or about September 19, 2003, it is anticipated that Selling Fund will be closed to new investors.

The section of the Prospectus entitled "Portfolio Managers" is amended to delete the second paragraph in its entirety.

The back cover page of the Prospectus is amended to (i) delete the first sentence of the last paragraph and (ii) substitute the following in its place:

Effective July 1, 2003, to obtain a free copy of the current Prospectus, SAI, annual report, and semiannual report, write to A I M Fund Services, Inc., P. O. Box 4739, Houston Texas 77210-4739; or call 1-800-347-4246.